Exhibit 99.2

ALTA MESA HOLDINGS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements and explanatory notes give effect to the sale of all our oil and natural gas assets in Weeks Island field to Texas Petroleum Investment Company on December 30, 2017 and the disposition of all our remaining oil and natural gas assets that were not located in the STACK prior to the closing of the Business Combination with Alta Mesa Resources Inc. (formerly Silver Run Acquisition Corporation II, a Delaware corporation (“AMR”), to High Mesa Holdings, L.P, a Delaware limited partnership.

The unaudited pro forma condensed consolidated financial statements and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. The unaudited pro forma condensed consolidated financial statements have been prepared utilizing our historical consolidated financial statements, and should be read in conjunction with the historical consolidated financial statements and notes thereto.

The unaudited pro forma consolidated statements of operations have been prepared as if the sale transaction and the disposition of the remaining non-STACK assets had been consummated on January 1, 2014. The unaudited condensed consolidated balance sheet has been prepared as if the sale transaction and the disposition of the remaining non-STACK assets had been consummated on September 30, 2017.

The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only, are based on certain assumptions that we believe are reasonable, and do not purport to represent our financial condition or our results of operations had the business combinations occurred on the dates noted above or to project the results for any future date or period. In the opinion of management, all adjustments have been made that are necessary to present fairly the unaudited pro forma condensed consolidated financial information.

The unaudited pro forma condensed consolidated financial statements and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes.

ALTA MESA HOLDINGS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2017

			Pro forma
	September 30,	Pro forma	September 30,
	2017	Adjustments (a)	2017
	(in thousands)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$3,740	$(62)	$3,678
Short-term restricted cash	1,173	—	1,173
Accounts receivable, net of allowance of $802	71,260	(4,775)	66,485
Other receivables	679	(154)	525
Receivable due from affiliate	839	—	839
Prepaid expenses and other current assets	2,215	(1)	2,214
Derivative financial instruments	6,952	—	6,952

TOTAL CURRENT ASSETS	86,858	(4,992)	81,866

PROPERTY AND EQUIPMENT
Oil and natural gas properties, successful efforts method, net	944,867	(102,254)	842,613
Other property and equipment, net	9,139	(2,709)	6,430

TOTAL PROPERTY AND EQUIPMENT, NET	954,006	(104,963)	849,043

OTHER ASSETS
Investment in LLC — cost	9,000	(9,000)	—
Deferred financing costs, net	1,943	—	1,943
Notes receivable due from affiliate	12,121	—	12,121
Deposits and other long-term assets	14,686	(1,185)	13,501
Derivative financial instruments	5,282	—	5,282

TOTAL OTHER ASSETS	43,032	(10,185)	32,847

TOTAL ASSETS	$1,083,896	$(120,140)	$963,756

LIABILITIES AND PARTNERS’ CAPITAL

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$144,546	$(5,748)	$138,798
Advances from non-operators	3,872	—	3,872
Advances from related party	47,794	—	47,794
Asset retirement obligations	3,960	(3,926)	34
Derivative financial instruments	348	—	348

TOTAL CURRENT LIABILITIES	200,520	(9,674)	190,846

LONG-TERM LIABILITIES
Asset retirement obligations, net of current portion	65,152	(55,419)	9,733
Long-term debt, net	565,247	(22,483)	542,764
Notes payable to founder	27,861	—	27,861
Other long-term liabilities	7,613	(2,902)	4,711

TOTAL LONG-TERM LIABILITIES	665,873	(80,804)	585,069

TOTAL LIABILITIES	866,393	(90,478)	775,915
PARTNERS’ CAPITAL	217,503	(29,662)	187,841

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$1,083,896	$(120,140)	$963,756

See notes to the unaudited pro forma condensed consolidated financial statements.

F-1

ALTA MESA HOLDINGS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017

			Pro forma
	September 30,	Pro forma	September 30,
	2017	Adjustments (a)	2017
	(in thousands)
Operating revenues and other
Oil, natural gas and natural gas liquids	$230,205	$(45,698)	$184,507
Other revenues	274	(274)	—

Total operating revenues	230,479	(45,972)	184,507
Gain on acquisition of oil and natural gas properties	6,893	(1,626)	5,267
Gain on derivative contracts	38,024	—	38,024

Total operating revenues and other	275,396	(47,598)	227,798

Operating expenses
Lease and plant operating expense	49,836	(21,944)	27,892
Marketing and transportation	21,566	(1,080)	20,486
Production and ad valorem taxes	8,812	(5,101)	3,711
Workover expense	5,112	(1,981)	3,131
Exploration expense	19,930	(8,042)	11,888
Depreciation, depletion, and amortization expense	80,082	(16,836)	63,246
Impairment expense	29,206	(28,018)	1,188
Accretion expense	1,447	(1,213)	234
General and administrative expense	35,534	(66)	35,468

Total operating expenses	251,525	(84,281)	167,244

Income (loss) from operations	23,871	36,683	60,554
Other income (expense)
Interest expense, net	(38,189)	(88)	(38,277)

Total other income (expense)	(38,189)	(88)	(38,277)

Income (loss) before income taxes	(14,318)	36,595	22,277
Provision for (benefit from) state income taxes	285	(285)	—

Income (loss) from continuing operations	$(14,603)	$36,880	$22,277

See notes to the unaudited pro forma condensed consolidated financial statements.

F-2

ALTA MESA HOLDINGS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

			Pro forma
	December 31,	Pro forma	December 31,
	2016	Adjustments (a)	2016
	(in thousands)
Operating revenues and other
Oil, natural gas and natural gas liquids	$210,293	$(70,287)	$140,006
Other revenues	415	(214)	201

Total operating revenues	210,708	(70,501)	140,207
Gain (loss) on sale of assets	3,542	(3,539)	3
Gain (loss) on derivative contracts	(40,460)	—	(40,460)

Total operating revenues and other	173,790	(74,040)	99,750

Operating expenses
Lease and plant operating expense	56,893	(29,474)	27,419
Marketing and transportation	13,326	(1,698)	11,628
Production and ad valorem taxes	10,750	(7,985)	2,765
Workover expense	4,714	(1,273)	3,441
Exploration expense	24,777	(7,547)	17,230
Depreciation, depletion, and amortization expense	92,901	(39,416)	53,485
Impairment expense	16,306	(15,924)	382
Accretion expense	2,174	(1,904)	270
General and administrative expense	41,758	(1,290)	40,468

Total operating expenses	263,599	(106,511)	157,088

Income (loss) from operations	(89,809)	32,471	(57,338)
Other income (expense)
Interest expense, net	(59,990)	(10)	(60,000)
Loss on extinguishment of debt	(18,151)	—	(18,151)

Total other income (expense)	(78,141)	(10)	(78,151)

Income (loss) before income taxes	(167,950)	32,461	(135,489)
Provision for (benefit from) state income taxes	(29)	29	—

Income (loss) from continuing operations	$(167,921)	$32,432	$(135,489)

See notes to the unaudited pro forma condensed consolidated financial statements.

ALTA MESA HOLDINGS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

	December 31, 2015	Pro forma Adjustments (a)	Pro forma December 31, 2015
	(in thousands)
Operating revenues and other
Oil, natural gas and natural gas liquids	$241,284	$(108,166)	$133,118
Other revenues	682	(192)	490

Total operating revenues	241,966	(108,358)	133,608
Gain (loss) on sale of assets	67,781	(167)	67,614
Gain on derivative contracts	124,141	—	124,141

Total operating revenues and other	433,888	(108,525)	325,363

Operating expenses
Lease and plant operating expense	67,706	(40,294)	27,412
Marketing and transportation expense	4,030	(2,320)	1,710
Production and ad valorem taxes	15,131	(12,024)	3,107
Workover expense	6,511	(3,980)	2,531
Exploration expense	42,718	(32,944)	9,774
Depreciation, depletion, and amortization expense	143,969	(82,697)	61,272
Impairment expense	176,774	(157,975)	18,799
Accretion expense	2,076	(1,869)	207
General and administrative expense	44,454	(6,600)	37,854

Total operating expenses	503,369	(340,703)	162,666

Income (loss) from operations	(69,481)	232,178	162,697
Other income (expense)
Interest expense, net	(61,750)	43	(61,707)

Total other income (expense)	(61,750)	43	(61,707)

Income (loss) before state income taxes	(131,231)	232,221	100,990
Provision for state income taxes	562	—	562

Income (loss) from continuing operations	$(131,793)	$232,221	$100,428

See notes to the unaudited pro forma condensed consolidated financial statements.

ALTA MESA HOLDINGS, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

			Pro forma
	December 31,	Pro forma	December 31,
	2014	Adjustments (a)	2014
	(in thousands)
Operating revenues and other
Oil, natural gas and natural gas liquids	$431,125	$(314,464)	$116,661
Other	1,003	(321)	682

Total operating revenues	432,128	(314,785)	117,343
Gain (loss) on sale of assets	87,520	(87,515)	5
Gain oil and natural gas derivative contracts	96,559	—	96,559

Total operating revenues and other	616,207	(402,300)	213,907

Operating expenses
Lease and plant operating expense	64,686	(46,700)	17,986
Marketing and transportation expense	9,134	(8,052)	1,082
Production and ad valorem taxes	28,214	(25,360)	2,854
Workover expense	8,961	(6,318)	2,643
Exploration expense	61,912	(50,080)	11,832
Depreciation, depletion, and amortization expense	141,804	(112,742)	29,062
Impairment expense	74,927	(74,924)	3
Accretion expense	2,198	(1,911)	287
General and administrative expense	69,198	(833)	68,365

Total operating expenses	461,034	(326,920)	134,114

Income (loss) from operations	155,173	(75,380)	79,793
Other income (expense)
Interest expense, net	(55,797)	45	(55,752)

Total other income (expense)	(55,797)	45	(55,752)

Income (loss) before state income taxes	99,376	(75,335)	24,041
Provision for state income taxes	176	—	176

Income (loss) from continuing operations	$99,200	$(75,335)	$23,865

See notes to the unaudited pro forma condensed consolidated financial statements.

NOTES TO ALTA MESA HOLDINGS, LP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. Description of the transaction

On December 30, 2017, we closed the sale of all our oil and natural gas properties in Weeks Island field, to Texas Petroleum Investment Company, a Texas corporation for a net proceeds $22.6 million, net of purchase price adjustments. The net proceeds were used to reduce amounts outstanding under the Company’s senior secured revolving credit facility. The oil and natural gas producing properties are located primarily in the Iberia Parish, Louisiana.

In connection with the closing of the Business Combination with Alta Mesa Resources Inc. (formerly Silver Run Acquisition Corporation II, a Delaware corporation (“AMR”), we have completed our transition from a diversified asset base composed of a portfolio of conventional assets to an unconventional oil and liquids-rich resource play in the eastern portion of the Anadarko Basin in Oklahoma (the “STACK”) with an extensive inventory of drilling opportunities. The STACK is an acronym describing both its location—Sooner Trend Anadarko Basin Canadian and Kingfisher County—and the multiple, stacked productive formations present in the area.

On February 8, 2018, just prior to the closing of the Business Combination, we assigned the remainder of our non-STACK assets to High Mesa Holdings, L.P. (“HMH, LP”), our parent company. At the time of the disposition, management estimated the carrying value of Alta Mesa’s remaining non-STACK assets to be $42.8 million with liabilities of $52.5 million, which liabilities include $44.6 million of asset retirement obligations. The remainder of our non-STACK oil and natural gas properties are primarily located in East Texas, Florida, South Texas and South Louisiana.

Although the Weeks Island field sale was not individually significant, we have presented the pro forma effects of both elements of the non-STACK assets divestiture in these pro forma financial statements because they collectively comprise a strategic shift in our operations. The results of operations related to the Weeks Island field and the remaining non-STACK assets (collectively the “non-STACK Assets Divestiture”) will be reported as discontinued operations.

2. Basis of Presentation

The unaudited pro forma condensed consolidated financial information was prepared in accordance with Securities and Exchange Commission (“SEC”) rules which are subject to change and interpretation and was based on the historical consolidated financial statements of Alta Mesa.

The pro forma adjustments to historical financial information are based on currently available information and certain estimates and assumptions and therefore the actual effects of this transaction will differ from the pro forma adjustments.

3. Adjustments and Assumptions to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2017

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2017 reflects the following adjustments assuming the non-STACK Assets Divestiture occurred on September 30, 2017:

a)	Reflects the assets and liabilities of the non-STACK assets that were disposed of as part of the non-STACK Assets Divestiture.

b)	Reflects the net proceeds from the sale of the Weeks Island field to reduce amounts outstanding under the Company’s senior secured revolving credit facility.

4) Adjustments and Assumptions to the Unaudited Pro Forma Condensed Consolidated Combined Statement of Operations for the Nine Months Ended September 30, 2017

The unaudited pro forma condensed consolidated combined statement of operations for the nine months ended September 30, 2017 reflects the following adjustments assuming the non-STACK Assets Divestiture occurred on January 1, 2016:

a)	Reflects the operating results of the non-STACK assets disposed of as part of the non-STACK Assets Divestiture

5) Adjustments and Assumptions to the Unaudited Pro Forma Condensed Consolidated Combined Statement of Operations for the Years Ended December 31, 2016, 2015 and 2014

The unaudited pro forma condensed consolidated combined statement of operations for the years ended December 31, 2016, 2015 and 2014 reflects the following adjustments assuming the non-STACK Assets Divestiture occurred on January 1, 2014:

a)	Reflects the operating results of the non-STACK assets disposed of as part of the non-STACK Assets Divestiture